Filed Pursuant to Rule 497

Registration File No. 333-214405

STEADFAST ALCENTRA GLOBAL CREDIT FUND

SUPPLEMENT NO. 2 DATED AUGUST 28, 2017

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MAY 8, 2017

This document supplements, and should be read in conjunction with, the Fund’s prospectus and statement of additional information, each dated May 8, 2017, as supplemented by Supplement No. 1, dated August 1, 2017, relating to the Fund’s offering of up to $3,000,000,000 in Class T Shares. Terms used and not otherwise defined in this Supplement No. 2 shall have the same meanings as set forth in the Fund’s prospectus. The purpose of this Supplement No. 2 is to disclose:

•	the status of the Fund’s offering;

•	the declaration of a distribution by the Fund’s Board of Trustees;

•	the Fund’s investment portfolio as of August 22, 2017;

•	an amendment to the Fund’s by-laws; and

•	updates to purchases of shares.

The Status of the Fund’s Offering

The Fund commenced its continuous initial public offering of up to $3,000,000,000 in Class T Shares on May 8, 2017. The terms of the Fund’s public offering required it to deposit all subscription proceeds in escrow pursuant to the terms of the Fund’s escrow agreement with UMB Bank, N.A., as escrow agent, until the earlier of the date that the Fund received subscriptions aggregating at least $3,000,000 or May 8, 2018. On August 8, 2017, the Fund received subscriptions aggregating at least $3,000,000, and the subscription proceeds held in escrow were released to the Fund. As of August 22, 2017, the Fund had received and accepted investors’ subscriptions for and issued 346,613 Class T Shares in its public offering, resulting in gross offering proceeds of approximately $3.2 million.

The Declaration of a Distribution by the Fund’s Board of Trustees

On August 16, 2017, the Fund’s Board of Trustees declared a distribution on the outstanding Class A Shares and Class T Shares. The distributions (i) accrue daily to the shareholders of record as of the close of business on each day during the period commencing on September 1, 2017 and ending on December 31, 2017; (ii) are payable in cumulative amounts on or before the 3rd day of each calendar month with respect to the prior month; and (iii) are calculated at a rate of (a) $0.00191781 per Class A Share per day, (b) $0.00165260 per Class T Share per day that is subject to a 1.0% annual distribution fee and (c) $0.00191781 per Class T Share per day that is not subject to an annual distribution fee.

The Fund’s Investment Portfolio as of August 22, 2017

As of August 22, 2017, the Fund had invested approximately $3.3 million in 25 portfolio companies. The weighted average yield of the investment portfolio based upon original cost, as of August 22, 2017, was 7.75% with an average duration of 2.9 years. The following table provides information regarding the Fund’s investment portfolio as of August 22, 2017:

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	Issuer	Security Type	Interest Rate (%)	Maturity	Industry	Principal Amount
1	IMG Worldwide	2nd Lien Secured Loan	L + 7.25	5/6/2022	Media - Other	$250,000
2	Wheelabrator	2nd Lien Secured Loan	L + 7.25	12/17/2022	Services	$161,824
3	Murray Energy	1st Lien Guaranteed Sr. Secured Loan	L + 7.25	4/17/2020	Metals/ Mining	$250,000
4	Serta Simmons	2nd Lien Secured Loan	L + 8.00	11/8/2024	Consumer	$250,000
5	First Quantum Minerals Ltd.	Sr. Unsecured Bond	7.250	4/1/2023	Metals/ Mining	$200,000
6	Digicel Limited	Sr. Unsecured Bond	6.750	3/1/2023	Telecom	$200,000
7	Consolidated Energy Finance	Sr. Unsecured Bond	6.875	6/15/2025	Chemicals	$100,000
8	Enviva Partners Lp	Sr. Unsecured Bond	8.500	11/1/2021	Paper/ Packaging	$100,000
9	Brand Energy & Infrastructure	Sr. Unsecured Bond	8.500	7/15/2025	Services	$100,000
10	Bway Holding Co.	Sr. Unsecured Bond	7.250	4/15/2025	Paper/ Packaging	$100,000
11	Kronos Acquisition Holdings	Sr. Unsecured Bond	9.000	8/15/2023	Consumer Products	$100,000
12	Radiate HoldCo	Sr. Unsecured Bond	6.625	2/15/2025	Cable	$100,000
13	CVR Partners/ CVR Nitrogen	2nd Lien Bond	9.250	6/15/2023	Chemicals	$100,000
14	Cincinnati Bell Inc.	Sr. Unsecured Bond	7.000	7/15/2024	Telecom	$100,000
15	Hillman Group Inc.	Sr. Unsecured Bond	6.375	7/15/2022	Homebuilders/ Materials	$100,000
16	Calpine Corp.	Sr. Unsecured Bond	5.750	1/15/2025	Utility	$100,000
17	Rackspace Hosting	Sr. Unsecured Bond	8.625	11/15/2024	Technology	$100,000
18	Bombardier Inc.	Sr. Unsecured Bond	7.500	3/15/2025	Aerospace/ Defense	$100,000
19	Tenet Healthcare Corp.	Sr. Unsecured Bond	6.750	6/15/2023	Healthcare	$100,000
20	Scientific Games International	Sr. Subordinated Bond	6.625	5/15/2021	Gaming	$100,000
21	Unit Corporation	Sr. Subordinated Bond	6.625	5/15/2021	Energy	$100,000
22	Covanta Holding Corporation	Sr. Unsecured Bond	5.875	7/1/2025	Services	$125,000
23	Valeant Pharmaceuticals	Sr. Unsecured Bond	5.875	5/15/2023	Healthcare	$125,000
24	Whiting Petroleum Corporation	Sr. Unsecured Bond	5.750	3/15/2021	Energy	$140,000
25	AssuredPartners, Inc.	Sr. Unsecured Bond	7.000	8/15/2025	Finance	$100,000
						$3,301,824

Amendment to the Fund’s By-Laws

On August 16, 2017, the Board of Trustees voted to amend the Fund’s by-laws to clarify that the positions of Chief Executive Officer and President may be separate and distinct officers of the Fund.

Updates to Purchases of Shares

In connection with satisfying the Minimum Offering Requirement, the following supersedes and replaces (a) the second and third sentences in the third paragraph in the “Summary of Terms – Purchases of Shares” section of the Fund’s prospectus on page 14 and (b) the second and third sentences in the ninth paragraph in the “Purchases of Shares” section of the Fund’s prospectus beginning on page 76.

Investors should make their checks payable to “Steadfast Alcentra Global Credit Fund.”

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